UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 20, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                 000-51290                     52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                   07632
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

                    On September 20, 2006, EpiCept Corporation (the
               "Registrant") received a letter from the Nasdaq Listings Qualification Department notifying the Registrant that it does not comply with the continued listing requirements of the Nasdaq Global Market because the market value of the Registrant's listed securities has fallen below $50,000,000 for ten consecutive days (pursuant to Rule 4450(b)(1)(A) of the Nasdaq Marketplace Rules). Nasdaq also informed the Registrant that it is not in compliance with Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50,000,000 each for the most recently completed fiscal year or two of the last three most recently completed fiscal years.

                    In accordance with Nasdaq's Marketplace Rule 4450(c)(4), the
               Registrant will be provided 30 calendar days, or until October 20, 2006, to regain compliance. In the event that the Registrant does not regain compliance by October 20, 2006, the Registrant will have the right to appeal a determination to delist the Registrant's securities. The Registrant's securities would remain listed until the completion of this appeal process.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               (c) Exhibits

               99.1 Press release of EpiCept Corporation, dated September 22, 2006, announcing the receipt of Nasdaq delisting notification.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EPICEPT CORPORATION


                                 /s/ ROBERT W. Cook
                               ---------------------------------------
                               Name:   Robert W. Cook
                               Title:  Chief Financial Officer

Date:  September 22, 2006

                                  EXHIBIT INDEX

EXHIBIT                                    DESCRIPTION
-------                                    -----------

  99.1 Press release of EpiCept Corporation, dated September 22, 2006, announcing the receipt of Nasdaq delisting notification.